                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
[_]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     ASPECT TELECOMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

August 13, 1999

To the Shareholders of Aspect Telecommunications Corporation:

As you are aware, Aspect Telecommunications is engaged in a business transformation from a supplier of telecommunications equipment to a provider of customer relationship management solutions. We have reported frequently via news releases on our progress in this complex transformation, including the selection of new executive leadership from the software industry, conversion of our product and service offerings to a more software-centric model, new business partnerships with leading software companies, and early customer adoption of our new Aspect Customer Relationship Portal cornerstone product offering. If you wish to review these news releases, copies are available at our Web site: http://www.aspect.com.

One of the important steps to support the business transformation is a subtle but significant change in the company's formal name from Aspect Telecommunications Corporation to Aspect Communications Corporation. Extensive market research with existing and prospective customers, as well as with industry and financial analysts, convinces us that the word "telecommunications" in our corporate name rather tightly associates us with our earlier business focus on telecommunications systems.

As we expand our offerings to embrace consumer interaction with companies via Web sites, e-mail, and other interactive means beyond telephone-oriented systems, we believe the word "communications" connotes a more appropriate message about Aspect's future business. Thus, the company's board of directors has approved this name change, subject to appropriate and customary filings and shareholder approval.

The company will retain its distinctive teal green logo and will continue to trade on the Nasdaq national market system under the symbol ASPT. As an Aspect shareholder, you are requested to approve this name change by voting the enclosed proxy card and returning it as soon as practical. The tally of these votes will occur at a special meeting of shareholders, scheduled for September 15, 1999. This will be the only item of business at this special meeting. Please review the enclosed proxy material relating to the name change. Should you have a question regarding this action, please contact us by e-mail at 'invest@aspect.com' or by calling Paul Chren, Aspect's investor relations director, at +1 408-325-2379.

Sincerely,

/s/ James R. Carreker

James R. Carreker
Chairman and CEO

                     ASPECT TELECOMMUNICATIONS CORPORATION

                                ---------------

                   Notice of Special Meeting of Shareholders

                              September 15, 1999

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the special meeting of shareholders of Aspect Telecommunications Corporation, a California corporation, will be held on September 15, 1999 at 4:00 p.m., at Aspect's office located at 1160 Ridder Park Drive, San Jose, California 95131, for the following purposes:

    1. To approve an amendment to Aspect's articles of incorporation that will change Aspect's name to Aspect Communications Corporation from Aspect Telecommunications Corporation.

    2. To transact such other business as may properly come before the meeting and any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on July 24, 1999 are entitled to notice of and to vote at the meeting and any adjournments thereof.

To assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

/s/ Craig W. Johnson

Craig W. Johnson, Secretary

San Jose, California
August 13, 1999

                     ASPECT TELECOMMUNICATIONS CORPORATION

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Aspect Telecommunications Corporation for use at the special meeting of shareholders to be held September 15, 1999, at 4:00 p.m., or at any adjournments thereof, for the purposes set forth herein and in the accompanying notice of special meeting of shareholders. The special meeting will be held at Aspect's office located at 1160 Ridder Park Drive, San Jose, California 95131. The telephone number at that location is +1 (408) 325-2200.

These proxy solicitation materials are being mailed on or about August 13, 1999, to all shareholders entitled to vote at the meeting. The cost of soliciting these proxies will be borne by Aspect. Aspect has retained the services of Georgeson & Company Inc. to solicit proxies and distribute materials to brokerage houses, banks, custodians, and other institutional owners. Aspect will pay Georgeson a fee of approximately $6,500 for these services, plus expenses. In addition, Aspect will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Aspect may conduct further solicitation personally, by telephone, or by facsimile through its officers, directors, and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, by delivering to Aspect, at its office at 1730 Fox Drive, San Jose, California 95131 (Attention: James R. Carreker, Chairman and Chief Executive Officer), a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting and Solicitation

Each share has one vote. Only shareholders of record at the close of business on July 24, 1999 are entitled to notice of and to vote at the meeting. At the record date, 47,478,425 shares of Aspect's common stock, with a par value of $.01 per share, were issued and outstanding.

Votes cast by proxy or in person at the special meeting will be tabulated by the inspector of elections with the assistance of Aspect's transfer agent. The inspector of elections will also determine whether or not a quorum is present. The required quorum is a majority of the shares issued and outstanding on the record date, represented either in person or by proxy. The name change proposal submitted for shareholder approval will require for such approval the affirmative vote of a majority of the outstanding shares entitled to vote. Votes that are cast for or against a proposal, abstentions, and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. Because the name change proposal requires for approval the affirmative vote of a majority of the outstanding shares entitled to vote, both an abstention and a broker non-vote will have the same effect as a vote against the proposal.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to the item will be voted for the approval of the name change proposal and as the proxy holders deem advisable on other matters that may come before the meeting.

Aspect Telecommunications Corporation                           Proxy Statement


PROPOSAL NO. 1 - AMENDMENT TO ASPECT'S ARTICLES OF INCORPORATION TO CHANGE THE
                                COMPANY'S NAME

At the special meeting, you are being asked to approve an amendment to Aspect's articles of incorporation that will change Aspect's formal name to Aspect Communications Corporation from Aspect Telecommunications Corporation. Whether or not the name change is approved by the shareholders, Aspect's common stock will continue to be traded under the symbol ASPT.

Aspect believes that the corporate name Aspect Communications Corporation better reflects Aspect's core business focus as a leading provider of customer relationship management solutions. If the amendment is approved, Aspect will refer to itself formally as Aspect Communications Corporation.

Upon consummation of the proposed change of name it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new stock certificates bearing the name Aspect Communications Corporation will be issued.

If any action, suit, proceeding or claim has been instituted, made or threatened relating to the name change, which makes effectuation of the name change inadvisable in the opinion of Aspect's board of directors, or there exists any other circumstance which would make the consummation of the name change inadvisable in the opinion of the board of directors, the proposal to amend the articles of incorporation may be terminated by the board of directors either before or after approval of the name change by the shareholders.

Required Vote

Approval of the amendment requires the affirmative vote of a majority of the outstanding shares of Aspect's common stock entitled to vote at the special meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE AMENDMENT TO ASPECT'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO ASPECT
COMMUNICATIONS CORPORATION FROM ASPECT TELECOMMUNICATIONS CORPORATION.

Aspect Telecommunications Corporation                           Proxy Statement

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth information known to Aspect with respect to the beneficial ownership of Aspect's common stock, as to (i) each person who is known by Aspect to beneficially own five percent or more of Aspect's common stock, (ii) each of Aspect's directors, (iii) each of Aspect's executive officers as of June 30, 1999 and (iv) all directors and executive officers as a group. The information set forth below is as of June 30, 1999.

                                                              Shares
5% Shareholders, Directors,                              Beneficially Owned
Executive Officers, and Directors                       -----------------------
and Executive Officers as a Group                         Number     Percent
---------------------------------                       ------------ ----------
Oak Associates, Ltd. (1)...............................    2,775,000      5.9%
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Entities affiliated with FMR Corp. (2).................    2,539,964      5.3%
82 Devonshire Street
Boston, MA 02109

James R. Carreker (3)..................................    1,648,974      3.4%
Debra J. Engel (4).....................................       29,508       *
Norman A. Fogelsong (5)................................    1,406,000      3.0%
John W. Peth (6).......................................       43,508       *
Deborah E. Barber (7)..................................       15,011       *
David D. Hare (8)......................................        1,000       *
Beatriz V. Infante.....................................          --        *
Eric J. Keller (9).....................................      116,535       *
R. Gregory Miller......................................          --        *
Barry Wright...........................................          --        *
All directors and executive officers as a group (10
 persons) (10).........................................    3,260,536      6.8%

-------
* Less than 1%

(1) Oak Associates, Ltd. has sole voting power over 2,775,000 shares and shared depositive power over 2,775,000 shares. This information was determined as of December 31, 1998, from Schedule 13G dated February 16, 1999, as filed by Oak Associates, Ltd. with the Securities and Exchange Commission.

(2) Investment funds (the Funds) managed by Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., beneficially own 2,480,964 shares of common stock. Included in the above are an aggregate of 344,164 shares of common stock resulting from the assumed conversion of a total of $39.5 million principal amount of zero coupon convertible subordinated debentures due 2018. Edward C. Johnson III (Chairman of FMR Corp.), FMR Corp. and the Funds each have sole power to dispose of the shares owned by the Funds. Voting power of shares owned by the Funds resides solely with the Funds' Boards of Trustees. In addition, Fidelity Management Trust Company is the beneficial owner of 59,000 shares of common stock. Edward C. Johnson III and FMR Corp. each have sole power to dispose of the shares, sole power to vote or direct the voting of 5,800 shares and no power to vote or to direct the voting of 53,200 shares. This information was determined as of April 30, 1999, based on the Schedule 13G dated May 10, 1999, and filed by FMR Corp. with the Securities and Exchange Commission.

(3) Includes 1,080,140 shares held by the Carreker Family Trust, 400 shares owned directly, and 31,000 shares held by the Arbutus Educational Trust, a charitable remainder trust of which Mr. Carreker is the trustee. Also includes 537,434 shares issuable pursuant to options that are exercisable by Mr. Carreker within 60 days of June 30, 1999.

(4) Includes 11,508 shares owned directly. Also includes 18,000 shares issuable pursuant to options that are exercisable by Ms. Engel within 60 days of June 30, 1999.

Aspect Telecommunications Corporation                            Proxy Statement


(5) Includes 1,000,000 shares held by the Fogelsong Family Trust. Also includes 400,000 shares held of record by Institutional Venture Partners for which Mr. Fogelsong works as a venture capitalist and for which he disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein. Also includes 6,000 shares issuable pursuant to options that are exercisable by Mr. Fogelsong within 60 days of June 30, 1999.

(6) Includes 37,508 shares owned directly. Also includes 6,000 shares issuable pursuant to options that are exercisable by Mr. Peth within 60 days of June 30, 1999.

(7) Includes 1,677 shares owned directly. Also includes 13,334 shares issuable pursuant to options that are exercisable by Ms. Barber within 60 days of June 30, 1999.

(8) Represents 1,000 shares owned directly.

(9) Includes 3,101 shares owned directly. Also includes 113,434 shares issuable pursuant to options that are exercisable by Mr. Keller within 60 days of June 30, 1999.

(10) Includes 694,202 shares issuable pursuant to options that are exercisable by all directors and executive officers within 60 days of June 30, 1999.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals by shareholders of Aspect that are intended to be included in Aspect's proxy statement for the 2000 annual meeting of shareholders must be received by Aspect no later than November 24, 1999. If Aspect is not notified of a shareholder proposal by February 6, 2000, then the proxies held by management of Aspect provide discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the proxy statement.

                                 OTHER MATTERS

Aspect knows of no other matters to be submitted to shareholders at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS
ASPECT TELECOMMUNICATIONS CORPORATION

August 13, 1999

                                 DETACH HERE

                                 [ASPECT LOGO]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    ASPECT TELECOMMUNICATIONS CORPORATION
                    1999 SPECIAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Aspect Telecommunications Corporation, a California corporation, hereby acknowledges receipt of the notice of special meeting of shareholders and the proxy statement, each dated August 13, 1999, and hereby appoints James R. Carreker and Craig W. Johnson, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 special meeting of shareholders of Aspect Telecommunications Corporation to be held on September 15, 1999 at 4:00 p.m. at Aspect's office located at 1160 Ridder Park Drive, San Jose, California, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO ASPECT COMMUNICATIONS CORPORATION FROM ASPECT TELECOMMUNICATIONS CORPORATION, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

-----------------                                             -----------------
   SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
       SIDE                                                          SIDE
-----------------                                             -----------------

                                 DETACH HERE

    Please mark
[X] votes as in
    this example.


1. Approval of the amendment of the articles of incorporation to change Aspect's name to Aspect Communications Corporation from Aspect Telecommunications Corporation.

                    FOR          AGAINST          ABSTAIN
                    [_]            [_]              [_]

    and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournments thereof.


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

                               (This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:_______________ Date:________ Signature:_______________ Date:________